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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 21, 1997
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                              ST. JOE CORPORATION
             (Exact name of registrant as specified in its charter)


Florida                             1-10466               59-0432511
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(State or other jurisdiction of     (Commission           (I.R.S. Employer
Incorporation)                       File No.)             Identification No.)

Suite 400, 1650 Prudential Drive
Jacksonville, Florida                                     32207
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(ddress of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       (904) 396-6600
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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on November 21, 1997, attached as Exhibit 99, providing information concerning the Registrant's announcement to not pursue its proposal to merge with Florida East Coast Industries, which proposal was previously made in May of this year.

Item 7.  Financial Statements and Exhibits

(c) Exhibit
Exhibit 99 - Press release issued November 21, 1997


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         St. Joe Corporation

Date   November 24, 1997                       By: /s/Charles A. Ledsinger
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                                               Senior Vice President
                                               Chief Financial Officer